                                                       1933 Act File No. 2-64536
                                                      1940 Act File No. 811-2924

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                       Pre-Effective Amendment No.                        / /

                       Post-Effective Amendment No. 32                    /X/

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT        /X/
                                     OF 1940

                                 Amendment No. 31                         /X/

                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.
                  ---------------------------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (201) 395-2000
                  --------------------------------------------

           Christina T. Simmons, Vice President & Assistant Secretary
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /    immediately on filing pursuant to paragraph (b)

/X/    on October 19, 2004 pursuant to paragraph (b)

/ /    60 days after filing pursuant to paragraph (a) (1)

/ /    on (date) pursuant to paragraph (a) (1)

/ /    75 days after filing pursuant to paragraph (a) (2)

/ /    on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

[LORD ABBETT LOGO]


                                                                     OCTOBER 19,

                                                                            2004

                                                                      PROSPECTUS
                                                                  CLASS Y SHARES


LORD ABBETT

  U.S. GOVERNMENT & GOVERNMENT
     SPONSORED ENTERPRISES
     MONEY MARKET FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS Y SHARES OF U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES.

PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                        PAGE
                               THE FUND

            What you should know     Goal                                2
                  about the Fund     Principal Strategy                  2
                                     Main Risks                          2
                                     Performance                         3
                                     Fees and Expenses                   4
                                     Management                          4

                            YOUR INVESTMENT

        Information for managing     Purchases                           5
               your Fund account     Redemptions                         6
                                     Distributions and Taxes             7
                                     Services For Fund Investors         8

                         FINANCIAL INFORMATION

                                     Financial Highlights                9

                        ADDITIONAL INFORMATION

How to learn more about the Fund     Back Cover
     and other Lord Abbett Funds

                                    THE FUND

GOAL

     The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

PRINCIPAL STRATEGY

     The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with strict rules of the Securities and Exchange Commission ("SEC"). The Fund normally invests all of its assets in:

     - securities issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness,
     - securities issued or guaranteed by agencies or instrumentalities of the U.S. government, such as the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks (collectively, "government sponsored enterprises"), and
     -  repurchase agreements involving these securities.

     In selecting investments, the Fund focuses on securities that appear to offer the best relative value.

     Although the Fund does not currently intend to do so, the Fund may invest up to 20% of its assets in other money market instruments such as certificates of deposit, bankers' acceptances, commercial paper, and other short-term corporate debt securities.

MAIN RISKS

     The Fund's yield may vary in response to changes in interest rates and other market factors.


     The Fund generally invests a substantial portion of its assets in securities issued by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors.

[SIDENOTE]

WE OR THE FUND OR U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND refers to Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc., formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc.


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. Performance for Class Y shares is not shown because the class has less than one year of performance. Class Y shares will have substantially similar annual returns as Class A shares because the two classes are invested in the same portfolio of securities. Annual returns for Class Y will differ only to the extent that the classes do not have the same expenses. Class A shares are not offered by this Prospectus.


[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

94             +3.5%
95             +5.2%
96             +4.7%
97             +4.7%
98             +4.6%
99             +4.4%
2000           +5.5%
2001           +3.2%
2002           +0.9%
2003           +0.3%

BEST QUARTER    4th Q '00    +1.4%
WORST QUARTER   4th Q '03    +0.1%

     The Fund's Class A shares total return for the nine-month period from January 1, 2004 to September 30, 2004 was 0.23%.

     For the Fund's current 7-day yield, call toll-free 1-800-426-1130. The table below shows the Fund's Class A performance over time.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2003
--------------------------------------------------------------------------------


SHARE CLASS                          1 YEAR       5 YEARS      10 YEARS
Class A Shares                        0.26%        2.81%         3.66%

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

                                                                       CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                              none
Maximum Deferred Sales Charge                                           none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
(as a % of average net assets)(1)
Management Fees (See "Management")                                      0.49%
Other Expenses                                                          0.48%
Total Operating Expenses                                                0.97%

(1)  The annual operating expenses are based on estimated expenses.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS            1 YEAR        3 YEARS        5 YEARS         10 YEARS
Class Y Shares          $ 99          $ 309          $ 536          $  1,190

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $80 billion in more than 40 mutual funds and other advisory accounts as of June 30, 2004.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following rates:

       .50% on the first $250 million in assets, .45% on the next $250 million, and .40% on assets over $500 million.

     For the fiscal year ended June 30, 2004, the fee paid to Lord Abbett was at an annual rate of .49 of 1% of average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04% of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

LORD ABBETT IS CURRENTLY REIMBURSING A PORTION OF THE OTHER EXPENSES FOR EACH CLASS OF SHARES. LORD ABBETT MAY STOP REIMBURSING OTHER EXPENSES AT ANY TIME. TOTAL OPERATING EXPENSES TAKING THE REIMBURSEMENT INTO ACCOUNT ARE .83% FOR CLASS Y SHARES.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     NAV per share for each class of Fund shares is generally calculated at 12 noon and 2:00 p.m. Eastern time each business day that the New York Stock Exchange ("NYSE") is open for trading. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to the requirements for money market funds.

     We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

     All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is

[SIDENOTE]

AS OF THE DATE OF THIS PROSPECTUS, THE FUND OFFERS CLASS Y SHARES ONLY TO PARTICIPANTS IN THE LORD ABBETT 401(k) PROFIT SHARING PLAN. IN THE FUTURE, CLASS Y SHARES MAY BE OFFERED TO OTHER INVESTORS.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the time the NAV per share is calculated, or received by dealers and Lord Abbett Distributor prior to such time, will be confirmed at the NAV next determined, see "Class Y shares" above. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     The Fund normally pays you dividends from its net investment income on a monthly basis. Any distributions that you receive are taxable to you as ordinary income for federal income tax purposes. This tax treatment of distributions applies regardless of how long you have owned Fund shares and whether distributions are reinvested or paid in cash. The Fund does not expect to make any capital gain distributions to shareholders. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. The Fund's distributions are taxable to you in the year they are considered received for tax purposes.


     Certain tax reporting information concerning the tax treatment of Fund distributions will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state and local tax rules that apply to you.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

  [Date]

[SEAL]

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     RECORDKEEPING SERVICES. From time to time, the Fund may enter into arrangements with and pay fees to organizations that provide recordkeeping services to certain groups of investors in the Fund, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of broker-dealers that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Fund in its compliance with state securities laws. In each instance, the fees the Fund pays are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services. In addition, none of these arrangements relate to distribution services. Lord Abbett Distributor LLC, the principal underwriter for the Fund, also may pay the recordkeeper or an affiliate fees for other services pursuant to a selling dealer agreement or shareholder services agreement. The Fund understands that, in accordance with guidance from the U.S. Department of Labor, Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the plans or the Investors.

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment -- Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND

                              FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                               CLASS A SHARES
                                                      ---------------------------------------------------------------
                                                                              YEAR ENDED 6/30
PER SHARE OPERATING PERFORMANCE                          2004          2003         2002         2001         2000
NET ASSET VALUE, BEGINNING OF YEAR                    $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
INVESTMENT OPERATIONS
  Net investment income(a)                                    --(c)        .01          .01          .05          .05
  Net realized gain                                           --            --           --           --(c)        --
TOTAL FROM INVESTMENT OPERATIONS                              --(c)        .01          .01          .05          .05
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
 INVESTMENT INCOME                                            --(c)       (.01)        (.01)        (.05)        (.05)
NET ASSET VALUE, END OF YEAR                          $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
TOTAL RETURN(b)                                              .21%          .55%        1.48%        5.02%        4.93%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions          .83%          .88%         .86%         .87%         .84%
  Expenses, excluding waiver and expense reductions          .97%          .98%         .87%         .90%         .84%
  Net investment income                                      .21%          .56%+       1.46%+       4.89%+       4.79%

                                                                              YEAR ENDED 6/30
                                                      ---------------------------------------------------------------
SUPPLEMENTAL DATE:                                       2004          2003         2002         2001         2000
NET ASSETS, END OF YEAR (000)                         $  289,336    $  266,528   $  227,169   $  201,174   $  190,817



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.

TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder           ADDITIONAL INFORMATION
account inquiries call the Fund at:
800-821-5129. For literature               More information on the Fund is
requests call the Fund at:                 available free upon request,
888-522-2388.                              including the following:

BY MAIL. Write to the Fund at:             ANNUAL/SEMI-ANNUAL REPORT
The Lord Abbett Family of Funds            The Fund's Annual and Semi-Annual
90 Hudson Street                           Reports contain more information
Jersey City, NJ 07302-3973                 about the Fund's investments. The
                                           Annual Report also includes details
VIA THE INTERNET.                          about the market conditions and
LORD, ABBETT & CO. LLC                     investment strategies that had a
www.LordAbbett.com                         significant effect on the Fund's
                                           performance during the last fiscal
Text only versions of Fund                 year.
documents can be viewed
online or downloaded from the              STATEMENT OF ADDITIONAL INFORMATION
SEC: www.sec.gov                           ("SAI")
                                           Provides more details about the
You can also obtain copies by              Fund and its policies. A current
visiting the SEC's Public Reference        SAI is on file with the Securities
Room in Washington, DC (phone              and Exchange Commission ("SEC") and
202-942-0890) or by sending your           is incorporated by reference (is
request and a duplicating fee to the       legally considered part of this
SEC's Public Reference Section,            prospectus).
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

                                                       Lord Abbett U.S. Government & Government
  Lord Abbett Mutual Fund shares are distributed by:       Sponsored Enterprises Money Market Fund, Inc.      LAMM-Y-1
             LORD ABBETT DISTRIBUTOR LLC                                                                       (10/04)
90 Hudson Street - Jersey City, New Jersey 07302-3973

                                                       SEC FILE NUMBER: 811-2924

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                             OCTOBER 19, 2004

                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.
                                (CLASS Y SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (the "Fund") (formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc.) dated October 19, 2004.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS


                                                                          PAGE
          1.    Fund History                                              2
          2.    Investment Policies                                       2
          3.    Management of the Fund                                    4
          4.    Control Persons and Principal Holders of Securities       10
          5.    Investment Advisory and Other Services                    10
          6.    Brokerage Allocations and Other Practices                 11
          7.    Classes of Shares                                         12
          8.    Purchases, Redemptions, and Pricing                       12
          9.    Taxation of the Fund                                      13
          10.   Underwriter                                               14
          11.   Yield Calculation                                         14
          12.   Financial Statements                                      15
          Appendix - Commercial Paper and Bond Ratings                    16

                                       1.
                                  FUND HISTORY

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc. and changed its name effective October 1, 2003. The Fund has 1,500,000,000 shares of authorized capital stock consisting of four classes (A, B, C, and Y), $.001 par value, but only Class Y shares of the Fund are offered in this SAI. The Board of Directors (the "Board") will allocate these authorized shares of capital stock among the classes from time to time. Class Y shares of the Fund are neither offered to the general public nor available in all states. As of the date of this SAI, Class Y shares of the Fund are only offered to participants in the Lord Abbett 401)(k) Profit Sharing Plan. In the future, Class Y shares may be offered to other investors.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

     (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund's prospectus);

     (8) issue senior securities to the extent such issuance would violate applicable law; or

     (9)  buy common stocks or other voting securities.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 10% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board (in accordance with currently applicable Securities and Exchange Commission ("SEC") requirements);

     (3) invest in the securities of other investment companies except as permitted by applicable law;

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (5) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time; or

     (6) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. The Fund invests extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHLBanks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie

Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury.

                                       3.
                             MANAGEMENT OF THE FUND

The Board ""is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                  WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------              -----------------     ----------------------                -------------------
ROBERT S. DOW                  Director since        Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC         1989; Chairman        Investment Officer of Lord Abbett
90 Hudson Street               since 1996            since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                  WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------              -----------------     ----------------------                -------------------
E. THAYER BIGELOW              Director since 1994   Managing General Partner, Bigelow     Currently serves as
c/o Emmerling Communications                         Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave., Suite 3810                          Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
New York, NY                                         2000); Acting Chief Executive         Crane Co. and Huttig
Date of Birth: 10/22/1941                            Officer of Courtroom Television       Building Products Inc.
                                                     Network  (1997 - 1998); President
                                                     and Chief Executive Officer of Time
                                                     Warner Cable Programming, Inc.
                                                     (1991 - 1997).

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                  WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------              -----------------     ----------------------                -------------------
WILLIAM H.T. BUSH              Director since 1998   Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                           Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                firm of Bush-O'Donnell & Company      Health Networks, Inc.
Suite 1250                                           (since 1986).                         Engineered Support
St. Louis, MO                                                                              Systems, Inc.
Date of Birth: 7/14/1938

ROBERT B. CALHOUN, JR.         Director since 1998   Managing Director of Monitor          Currently serves as
Two Canal Park                                       Clipper Partners (since 1997) and     director of Avondale,
Cambridge, MA                                        President of Clipper Asset            Inc. and Interstate
Date of Birth: 10/25/1942                            Management Corp. (since 1991), both   Bakeries Corp.
                                                     private equity investment funds.

JULIE A. HILL                  Trustee since 2004    Owner and CEO of the Hillsdale        Currently serves as
1280 Bison                                           Companies (1997 - present); CEO of    director of Wellpoint
Newport Coast, CA                                    Coistain Homes, Inc. 1991-1998;       Health Networks, Inc.;
Date of Birth: 7/16/1946                             Founder, President and Owner of the   Resources Connection
                                                     Hiram-Hill and Hillsdale              Inc.; Holcim (US) Inc.
                                                     Development Companies from 1998 to    (parent company Holcim
                                                     2001.                                 Ltd).

FRANKLIN W. HOBBS              Director since 2000   Senior Advisor (since April 2003)     Currently serves as
Houlihan Lokey Howard & Zukin                        and Former Chief Executive Officer    director of Adolph Coors
685 Third Ave.                                       of Houlihan Lokey Howard & Zukin,     Company.
New York, NY                                         an investment bank (January 2002 -
Date of Birth: 7/30/1947                             April 2003); Chairman of Warburg
                                                     Dillon Read (1999 - 2001); Global
                                                     Head of Corporate Finance of
                                                     SBC Warburg Dillon Read (1997
                                                     - 1999); Chief Executive Officer
                                                     of Dillon, Read & Co. (1994 - 1997).

C. ALAN MACDONALD              Director since 1988   Retired - General Business and        Currently serves as
PO Box 4393                                          Governance Consulting (since 1992);   director of H.J. Baker.
Greenwich, CT                                        formerly President and CEO of
Date of Birth: 5/19/1933                             Nestle Foods.

THOMAS J. NEFF                 Director since 1982   Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                       executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                      (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                         Stuart (1979-1996).
Date of Birth: 10/2/1937

OFFICERS

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                       CURRENT POSITION      LENGTH OF SERVICE          PRINCIPAL OCCUPATION
(DATE OF BIRTH)                WITH FUND             OF CURRENT POSITION        DURING PAST FIVE YEARS
---------------                ----------------      -------------------        ----------------------
ROBERT S. DOW                  Chief Executive       Elected in 1995            Managing Partner and Chief Investment
(3/8/1945)                     Officer and                                      Officer of Lord Abbett since 1996.
                               President

ROBERT I. GERBER               Executive Vice        Elected in 1997            Partner and Director of Taxable Fixed Income
(5/29/1954)                    President                                        Management, joined Lord Abbett in 1997.

TRACIE E. AHERN                Vice President        Elected in 1999            Partner and Director of Portfolio Accounting
(1/12/1968)                                                                     and Operations, joined Lord Abbett in 1999,
                                                                                prior thereto Vice President - Head of Fund
                                                                                Administration of Morgan Grenfell.

JOAN A. BINSTOCK               Chief Financial       Elected in 1999            Partner and Chief Operations Officer, joined
(3/4/1954)                     Officer and Vice                                 Lord Abbett in 1999, prior thereto Chief
                               President                                        Operating Officer of Morgan Grenfell.

DANIEL E. CARPER               Vice President        Elected in 1986            Partner, joined Lord Abbett in 1979.
(1/22/1952)

PAUL A. HILSTAD                Vice President and    Elected in 1995            Partner and General Counsel, joined Lord
(12/13/1942)                   Secretary                                        Abbett in 1995.

LAWRENCE H. KAPLAN             Vice President and    Elected in 1997            Partner and Deputy General Counsel, joined
(1/16/1957)                    Assistant Secretary                              Lord Abbett in 1997.

ROBERT A. LEE                  Vice President        Elected in 2000            Partner and Fixed Income Investment Manager
(8/28/1969)                                                                     -Mortgage and Asset Backed Securities,
                                                                                joined Lord Abbett in 1997.

ROBERT G. MORRIS               Vice President        Elected in 1995            Partner and Director of Equity Investments,
(11/6/1944)                                                                     joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III        Vice President        Elected in 1996            Partner and Manager of Equity Trading,
(12/21/1959)                                                                    joined Lord Abbett in 1983.

JAMES BERNAICHE                Chief Compliance      Elected in 2004            Chief Compliance Officer, joined Lord Abbett
(7/28/1956)                    Officer                                          in 2001, formerly Chief Compliance Officer
                                                                                with Credit Suisse Asset Management since 1998.

CHRISTINA T. SIMMONS           Vice President and    Elected in 2000            Assistant General Counsel, joined Lord
(11/12/1957)                   Assistant Secretary                              Abbett in 1999, formerly Assistant General
                                                                                Counsel of Prudential Investments from 1998 to
                                                                                1999, prior thereto Counsel of Drinker, Biddle &
                                                                                Reath LLP, a law firm.

BERNARD J. GRZELAK             Treasurer             Elected in 2003            Director of Fund Administration, joined Lord
(6/12/1971)                                                                     Abbett in 2003, formerly Vice President,
                                                                                Lazard Asset Management from 2000 to 2003, prior
                                                                                thereto Manager of Deloitte & Touche LLP.

COMMITTEES. The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee will give due consideration to any individual recommended by Fund shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Fund.


APPROVAL OF ADVISORY CONTRACT
At a meeting on December 12, 2003, the Board, including all of its Directors who are not interested persons of the Fund, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of the Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether the Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit is fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing the Fund, whether the Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

(1)                            (2)                                  (3)
                               FOR THE FISCAL YEAR ENDED            FOR YEAR ENDED DECEMBER 31, 2003
                               JUNE 30, 2004 AGGREGATE              TOTAL COMPENSATION PAID
                               COMPENSATION ACCRUED                 BY THE FUND AND THIRTEEN OTHER
NAME OF DIRECTOR               BY THE FUND(1)                       LORD ABBETT-SPONSORED FUNDS (2)
----------------               -------------------------            --------------------------------
E. Thayer Bigelow              $ 1,042                              $ 95,000
William H.T. Bush              $ 1,038                              $ 94,000
Robert B. Calhoun, Jr.         $ 1,071                              $ 99,000
Julie A. Hill*                 $     0                              $      0
Franklin W. Hobbs              $ 1,042                              $ 95,000
C. Alan MacDonald              $ 1,049                              $ 96,500
Thomas J. Neff                 $ 1,030                              $ 94,000
James F. Orr, III**            $   642                              $ 11,833

* Elected effective February 1, 2004.
** Resigned March 3, 2003.

(1). Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $600, $621, $1,071, $145, $1042, $290, $1,030, and $642, respectively.

(2). The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2003, including fees directors/trustees have chosen to defer.


The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                                            AGGREGATE DOLLAR RANGE OF
                               DOLLAR RANGE OF EQUITY       EQUITY SECURITIES IN LORD
NAME OF DIRECTOR               SECURITIES IN THE FUND         ABBETT-SPONSORED FUNDS
----------------               ----------------------       -------------------------
Robert S. Dow                     $10,001-$50,000                Over $100,000
E. Thayer Bigelow                    $1-$10,000                  Over $100,000
William H. T. Bush                   $1-$10,000                  Over $100,000
Robert B. Calhoun, Jr.               $1-$10,000                  Over $100,000
Julie A. Hill                            $                            None
Franklin W. Hobbs                    $1-$10,000                  Over $100,000
C. Alan MacDonald                 $10,001-$50,000                Over $100,000
Thomas J. Neff                       $1-$10,000                  Over $100,000
James F. Orr, III**                  $1-$10,000                  Over $100,000

* Elected effective February 1, 2004.
** Resigned March 3, 2003.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund's Class Y shares are currently being offered only to participants in the Lord Abbett 401(k) Profit Sharing Plan. However, as of October 19, 2004, the ownership of the Fund's Class Y shares by Lord Abbett was 100%, which represents the initial investment in Class Y shares. It is anticipated that over time this percentage of ownership will decrease.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following partners of Lord Abbett are also officers of the Fund: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Robert I. Gerber, Paul A. Hilstad, Lawrence H. Kaplan, Robert A. Lee, Robert G. Morris and A. Edward Oberhaus, III. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Fund. The other partners of Lord Abbett are:
Michael Brooks, Zane E. Brown, Patrick Brown, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerald Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen
G. Itskovitz, Jerold Lanzotti, Richard Larsen, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the portion of the Fund's net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and .40 of 1% of such assets over $500,000,000. This fee is allocated among the classes based on the classes' proportionate share of such average daily net assets. For the fiscal years ended June 30, 2004, 2003, and 2002, the management fees paid to Lord Abbett amounted to $1,637,635, $1,548,664, and $1,230,637, respectively.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

COMPENSATION OF INVESTMENT MANAGERS
Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett has taken pains to avoid creating any profit centers within the firm.

Lord Abbett provides a 401k profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT
The Fund has entered into a new Transfer Agency Agreement with DST Systems, Inc. 210 West 10th Street, Kansas City MO 64105. UMB, N.A., 928 Grand Blvd., Kansas City, MO 64106, had been transfer agent and dividend disbursing agent for the Fund until June 30, 2004.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund and must be approved at least annually by the Fund's Board to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

RECORDKEEPING SERVICES
From time to time, the Fund may enter into arrangements with and pay fees to organizations that provide recordkeeping services to certain groups of investors in the Fund, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of broker-dealers that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Fund in its compliance with state securities laws. In each instance, the fees the Fund pays are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services. In addition, none of these arrangements relate to distribution services. Lord Abbett Distributor LLC, the principal underwriter for the Fund, also may pay the recordkeeper or an affiliate fees for other services pursuant to a selling dealer agreement or shareholder services agreement. The Fund understands that, in accordance with guidance from the U.S. Department of Labor, Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the plans or the Investors.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. The Fund usually will not pay brokerage commissions for such purchases, and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Normally, the selection is made by traders, who may be officers of the Fund and are also employees of Lord Abbett. They do the trading as well for other accounts--investment companies and other clients--managed by Lord Abbett. They are responsible for obtaining best execution.

The Fund's policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. No commitments are made regarding the allocation of brokerage business to or among broker-dealers.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers have provided investment research, statistical, or other related services to the Fund.

                                       7.
                                CLASSES OF SHARES

The Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board of Directors or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the shareholders will elect directors of the Fund.

                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances, we calculate the Fund's net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we will be able to do so. Our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund.

DIVIDENDS. Our net income will be declared as a dividend daily and payable monthly. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth, and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans, excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended. If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends are taxable to you as ordinary income, regardless of whether they are received in cash or reinvested in Fund shares and regardless of the time you have owned the Fund shares.

Dividends paid by the Fund will not qualify for the dividends received deduction for corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

You may be subject to a 28% withholding tax on reportable dividends and redemption payments ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                YIELD CALCULATION

Each class calculates its "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Each class' "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. An example follows for the seven-day period ended June 30, 2004 of the calculation of both "yield" and "effective yield" for one Class A share: The yield and effective yield calculation below is based on one Class A share because Class Y has less than one year of performance. Class Y shares will have substantially similar yields because the two classes are invested in the same portfolio of securities. Returns for Class Y will differ only to the extent that the classes do not have the same expenses.

Value of hypothetical account with
   exactly one share at beginning of base period                            $ 1.000000000

Value of same account at end of base period                                 $ 1.000044216

Net change in account value                                                 $  .000044216

Base period return (net change in account value
   divided by the beginning account value)                                       .0044216%

"Yield" [base period return times (365 divided by 7)]                                 .23%

"Effective yield" [(base period return + 1)(TO THE POWER OF 365/7)] - 1               .23%

On June 30, 2004, the portfolio had a dollar-weighted life to maturity of 21.7 days.

Publishing the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

Each class' yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the class as to what an investment in the class will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Class is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Class during the period and on the relative amount of new money coming into the class which has to be invested at a different yield than that represented by existing assets.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from Lord Abbett U. S. Government & Government Sponsored Enterprises Money Market Fund, Inc.'s 2004 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon its authority as expert in accounting and auditing.

                                    APPENDIX

                        COMMERCIAL PAPER AND BOND RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - Bonds rated AA differ from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC-C - Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D - Obligations rated 'D' are in payment default. The 'D' rating category is used when interest payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 32 (the "Amendment") to Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.'s (the "Registrant") Registration Statement relates only to Class Y shares of the Registrant.

The other classes of shares of the Registrant are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively, of the Post-Effective Amendment No. 30. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendment No. 30, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

Item 22.   Exhibits

  (a) Articles of Restatement incorporated by reference to Post-Effective Amendment No. 24 filed on October 28, 1998. Articles Supplementary to Articles of Incorporation dated August 19, 2002 and Articles of Amendment to Articles of Incorporation dated September 19, 2003. Incorporated by reference to Post-Effective Amendment No. 30 filed on October 27, 2003. Articles Supplementary to Articles of Incorporation dated August 11, 2004 (Class Y) incorporated by reference to Post-Effective Amendment No. 31 filed August 19, 2004.

  (b) BY-LAWS. Amended and Restated By-Laws (dated 4/20/2004) incorporated by reference to Post-Effective Amendment No. 31.

  (c)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

  (d) INVESTMENT ADVISORY CONTRACTS, MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 23 filed on October 31, 1997.

  (e) UNDERWRITING CONTRACTS. Distribution Agreement incorporated by reference to Post-Effective Amendment No. 27 filed on October 31, 2000.

  (f) BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSON DIRECTORS AND TRUSTEES OF LORD ABBETT FUNDS. Incorporated by reference to Post-Effective Amendment No. 28 filed on October 30, 2001.

  (g) CUSTODIAN AGREEMENTS. Incorporated by reference to Post-Effective Amendment No. 29 filed on October 29, 2002.

  (h)  OTHER MATERIAL CONTRACTS.

       (i) Administrative Services Agreement Incorporated by reference to Post-Effective Amendment No. 30 filed on October 27, 2003.

  (i)  LEGAL OPINION. Not applicable.

  (j)  OTHER OPINION. Consent of Deloitte & Touche, LLP filed herein.

  (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to Registrant's 2003 Annual Report filed on Form N-CSR on September 9. 2004.

  (l)  INITIAL CAPITAL AGREEMENTS incorporated by reference.

  (m) RULE 12b-1 PLAN. (i) Rule 12b-1 Class A Plan and Rule 12b-1 Class B Plan incorporated by reference to Post-Effective Amendment No. 27 filed on October 31, 2000; (ii) Rule 12b-1 Class C Plan incorporated by reference to Post-Effective Amendment No. 29 filed on October 29, 2002.

  (n)  RULE 18f-3 PLAN filed herein.

  (o)  RESERVED.

  (p) CODE OF ETHICS. Incorporated by reference to Post-Effective Amendment No. 30 filed on October 27, 2003.

Item 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 24. INDEMNIFICATION

       Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers ("Section 2-418").

       The general effect of Section 2-418 is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with Registrant. It provides for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by Section 2-418 and by the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

       In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 and
       Section 17(h) of the 1940 Act, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of Section 17(h) if the condition or limitation imposed by
       Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either
       (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Lord, Abbett & Co. LLC acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability company, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co. LLC, none of Lord, Abbett & Co. LLC's partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, trustee, officer, employee, or partner of any entity.

Item 26. PRINCIPAL UNDERWRITER

         (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

              Lord Abbett Affiliated Fund, Inc.
              Lord Abbett Blend Trust
              Lord Abbett Bond-Debenture Fund, Inc.
              Lord Abbett Developing Growth Fund, Inc.
              Lord Abbett Global Fund, Inc.
              Lord Abbett Investment Trust
              Lord Abbett Large-Cap Growth Fund
              Lord Abbett Mid-Cap Value Fund, Inc.
              Lord Abbett Research Fund, Inc.
              Lord Abbett Securities Trust
              Lord Abbett Series Fund, Inc.
              Lord Abbett Tax-Free Income Fund, Inc.
              Lord Abbett Tax-Free Income Trust

         (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

              NAME AND PRINCIPAL                POSITIONS AND OFFICES WITH          POSITIONS AND OFFICES
              BUSINESS ADDRESS *                LORD ABBETT DISTRIBUTOR LLC         WITH REGISTRANT
              ------------------                ---------------------------         ---------------------
              Robert S. Dow                     Chief Executive Officer             Chairman and President
              Paul A. Hilstad                   General Counsel                     Vice President & Secretary
              Lawrence H. Kaplan                Assistant General Counsel           Vice President & Assistant
                                                                                    Secretary
              Marion Zapolin                    Chief Financial Officer             Not Applicable

              *  Each Officer has a principal business address of:
                 90 Hudson Street, Jersey City, New Jersey  07302

         (c)  Not applicable

Item 27. LOCATION OF ACCOUNTS AND RECORDS

         Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

         Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 28. MANAGEMENT SERVICES

         None

Item 29. UNDERTAKINGS

         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

         Registrant undertakes, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 18th day of October, 2004.

                                 LORD ABBETT U.S. GOVERNMENT &
                                 GOVERNMENT SPONSORED ENTERPRISES MONEY
                                 MARKET FUND, INC.


                                BY:   /s/ Christina T. Simmons
                                      ------------------------
                                      Christina T. Simmons
                                      Vice President & Assistant Secretary


                                BY:   /s/ Joan A. Binstock
                                      --------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                           TITLE                            DATE
----------                           -----                            ----
                                     Chairman, President
Robert S. Dow *                      and Director                     October 18, 2004
----------------
Robert S. Dow

E. Thayer Bigelow *                  Director                         October 18, 2004
--------------------
E. Thayer Bigelow

William H. T. Bush*                  Director                         October 18, 2004
--------------------
William H. T. Bush

Robert B. Calhoun, Jr.*              Director                         October 18, 2004
------------------------
Robert B. Calhoun, Jr.

Julie A. Hill*                       Director                         October 18, 2004
---------------
Julie A. Hill

Franklin W. Hobbs*                   Director                         October 18, 2004
-------------------
Franklin W. Hobbs

C. Alan MacDonald*                   Director                         October 18, 2004
-------------------
C. Alan MacDonald

Thomas J. Neff*                      Director                         October 18, 2004
----------------
Thomas J. Neff

* By   /s/ Christina T. Simmons
       ------------------------
       Christina T. Simmons
       Attorney - in - Fact*

                                POWER OF ATTORNEY

       Each person whose signature appears below on this Registration
Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                           TITLE                            DATE
----------                           -----                            ----
                                     Chairman, President
/s/ Robert S. Dow                    and Director/Trustee             March 11, 2004
-----------------
Robert S. Dow


/s/ E. Thayer Bigelow                Director/Trustee                 March 11, 2004
---------------------
E. Thayer Bigelow


/s/ William H. T. Bush               Director/Trustee                 March 11, 2004
---------------------
William H. T. Bush


/s/ Robert B. Calhoun, Jr.           Director/Trustee                 March 11, 2004
--------------------------
Robert B. Calhoun, Jr.


/s/ Julie A. Hill                    Director/Trustee                 March 11, 2004
-----------------
Julie A. Hill


/s/ Franklin W. Hobbs                Director/Trustee                 March 11, 2004
---------------------
Franklin W. Hobbs


/s/ C. Alan MacDonald                Director/Trustee                 March 11, 2004
---------------------
C. Alan MacDonald


/s/ Thomas J. Neff                   Director/Trustee                 March 11, 2004
------------------
Thomas J. Neff

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

         Lord Abbett U.S. Government & Government Sponsored Enterprises
                             Money Market Fund, Inc.